FPA PARAMOUNT FUND, INC.

Semi-Annual Report





[LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                          MARCH 31, 2000

                             OFFICERS AND DIRECTORS

DIRECTORS

Eric S. Ende
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS

OFFICERS

Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven Geist, EXECUTIVE VICE PRESIDENT
   AND PORTFOLIO MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

--------------------------------------------------------------------------------
IMPORTANT - CHANGES THAT MAY AFFECT YOUR ACCOUNT

In response to your suggestions and feedback, we have made changes to the Fund's telephone redemption procedures. The telephone redemption privileges have been expanded to allow redemption checks to be mailed directly to their address of record for shareholders who have already authorized this option. The ability to have redemptions sent directly to your bank is also still available. If you do not wish to participate in this new option, please write to us and we will remove the authorization. Please note that we will not mail any telephone redemption checks to your address of record if it was changed within the prior 30 days. We hope that these changes will simplify your experience with us.

--------------------------------------------------------------------------------
This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended March 31, 2000. During this period, the per share net asset value of your Fund decreased 15.5%, while the Russell 2500 Index increased 31.8%, the Standard & Poor's 500 Stock Index (S&P 500) increased 26.1% and the Dow Jones Industrial Average increased 6.4%. The above changes include reinvestment of all dividends and distributions during the period.

     At the end of March, Bill Sams elected to retire as President and Portfolio Manager of the Fund. The Board of Directors have approved Eric Ende and Steve Geist to succeed him as the Fund's portfolio managers. Bill has had a distinguished career spanning several decades, including twenty years leading Paramount Fund, and we join the Fund's shareholders in thanking him for his many years of dedicated service.

     Eric Ende has been a senior research analyst and portfolio manager of the Fund's investment advisor for the past fifteen years. Eric holds a Bachelor's Degree from Yale College, a Master's Degree from Oxford University and a Master of Business Administration from New York University. Steven Geist has been a senior research analyst and portfolio manager of the Fund's investment advisor for the past eight years. Steve holds a Bachelor's Degree from New York University, a Master's Degree from Purdue University, and a Master of Business Administration from the University of California in Los Angeles.

PORTFOLIO MANAGER'S COMMENTARY

     We would like to take this opportunity to discuss the philosophy that will guide Paramount Fund in the future. Our emphasis will be on owning high-quality companies - those with a history of earning high returns on capital, with leading market shares and top-notch management. This will permit shareholders to benefit from the strong correlation between earning high returns in a business and realizing high returns on a stock investment. We also seek to minimize risk by insisting on relatively unleveraged balance sheets, and by not paying high multiples for the stocks we select. Our investment ideas will be generated on a fundamental, bottom-up, company-by-company basis, and will include substantial time spent assessing corporate management.

     We expect the companies we purchase to have a proven track record of intelligent use of cash flow. Ideally, this will be reinvested in the existing business, but as the supply of cash often exceeds the amount that can be wisely used in this way, we also look favorably on a history of intelligent, well-priced acquisitions, as well as opportunistic share repurchase.

     Implementation of this investment philosophy will produce a portfolio quite different from the Paramount portfolios of the past. The future Paramount portfolio will be much more diversified, with perhaps 30 stock holdings covering many industries. We are not attracted to turnarounds, highly cyclical businesses or significant sector concentrations. Turnover will be much lower, with a typical holding period of three to five years. The companies owned will be leaders in their industry, with strong balance sheets, and earning high returns on capital - but not selling at high price/earnings ratios. Finally cash will be the residual of investment opportunities and will normally be a small percent of fund assets.

     We expect this transition to the "New Paramount" to take three to six months, as current positions are gradually sold, subject to market liquidity, and new names are purchased. During this period, cash levels will be higher than we anticipate for the long run, both because of the mechanics of the portfolio turnover and to insure that any shareholder redemptions (which we hope are small) can be readily funded. We urge all shareholders to be patient. We would like to point out that we have been successfully managing FPA Perennial Fund in this style since late 1995.

     We think that Paramount's shareholders may be interested to see what some of the new companies purchased for Paramount's portfolio look like. ZEBRA TECHNOLOGIES is the worldwide leader in bar-code printers, an industry that has been rapidly expanding because of the substantial productivity improvements it brings to manufacturing and distribution. O'REILLY AUTOMOTIVE, a retailer of auto parts, has grown at 20% a year with a proven business model that competitors are struggling to copy. HON INDUSTRIES is the leader in value-priced office furniture, with a steadily growing market share and high return on capital. CLAYTON HOMES has the best record of earnings growth and the most innovative management in the manufactured housing industry. Together, these four additions to the portfolio have a historical growth rate of 20%, a return on equity of 21%, only nominal debt, and a PE of 15x on 1999 earnings and 13x on the 2000 estimates. These statistics represent growth rates, returns on capital, and balance sheet quality far better than the average company, but a valuation far lower--a very desirable combination, and one that we strive for in the portfolio as a whole.

     Our investment philosophy has been carefully developed over time and its success has been demonstrated by many years of strong performance. We expect that it will continue to produce competitive results for Paramount shareholders in future years.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President & Portfolio Manager
May 1, 2000

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2000

                                                                        Shares
                                                                      ----------
NET PURCHASES

COMMON STOCKS
DBT Online, Inc. (1)................................................    250,000
Unifi, Inc. (1).....................................................    150,000
Waste Management, Inc. (1)..........................................    100,000

NET SALES

COMMON STOCKS
EEX Corporation.....................................................    250,000
Homestake Mining Company............................................    900,000
Koger Equity, Inc. (2)..............................................    300,000
Luby's, Inc. (2)....................................................    150,000
Magellan Health Services, Inc.......................................     59,200
Newmont Mining Corporation (2)......................................    700,000
Oakley, Inc.........................................................  1,165,100
Paging Network, Inc. (2)............................................    660,000
Placer Dome Inc.....................................................     25,000
Polymer Group, Inc..................................................    590,000
Prison Realty Corporation (2).......................................    720,000



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

COMMON STOCKS                                                       Shares             Value
-----------------------------------------------------------      ------------      -------------
CONSUMER NON-DURABLE GOODS -- 34.0%
Oakley, Inc.*..............................................           700,000      $   7,437,500
Polymer Group, Inc.+.......................................         2,110,000         26,902,500
Unifi, Inc.*...............................................           150,000          1,340,625
                                                                                   -------------
                                                                                   $  35,680,625
                                                                                   -------------
MINING -- 14.0%
Homestake Mining Company...................................         1,000,000      $   6,000,000
Placer Dome Inc............................................         1,075,000          8,734,375
                                                                                   -------------
                                                                                   $  14,734,375
                                                                                   -------------
HEALTH CARE -- 8.0%
Magellan Health Services, Inc.*+...........................         1,740,800      $   8,377,600
                                                                                   -------------
OIL & GAS PRODUCTION/EXPLORATION -- 5.6%
EEX Corporation*...........................................         1,750,000      $   5,906,250
                                                                                   -------------
COMMUNICATIONS & INFORMATION -- 4.4%
DBT Online, Inc.*..........................................           250,000      $   4,640,625
                                                                                   -------------
WASTE DISPOSAL SERVICES -- 1.3%
Waste Management, Inc.*....................................           100,000      $   1,368,750
                                                                                   -------------

TOTAL COMMON STOCKS-- 67.3% (Cost $117,001,247)............                        $  70,708,225
                                                                                   -------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

                                                                       Principal
                                                                         Amount              Value
                                                                      -----------        ------------
SHORT-TERM INVESTMENTS -- 33.4%
Short-term Corporate Notes:
  Bell Atlantic Network Funding -- 5.82% 4/5/00...................    $ 1,000,000        $    999,354
  GTE Funding, Inc. -- 6.06% 4/10/00..............................      1,000,000             998,485
  Bell Atlantic Network Funding -- 5.83% 4/13/00..................      2,000,000           1,996,113
  MetLife Funding, Inc. -- 6.04% 4/17/00..........................      1,000,000             997,316
  Walt Disney Company, The -- 5.76% 4/17/00.......................      1,500,000           1,496,160
  Proctor & Gamble Company, The -- 5.84% 4/18/00..................      2,000,000           1,994,484
  Bell Atlantic Network Funding -- 5.96% 4/24/00..................      2,000,000           1,992,384
  General Mills, Inc. -- 6% 4/25/00...............................      2,500,000           2,490,000
  Grainger (W. W.), Inc. -- 6.01% 4/25/00.........................      4,000,000           3,983,973
  BellSouth Telecommunications Corporation -- 6% 4/26/00..........      2,000,000           1,991,667
  Motorola Credit Corporation -- 5.93% 4/27/00....................      4,000,000           3,982,869
  Schering Corporation -- 5.84% 5/02/00...........................      1,000,000             994,971
  Coca-Cola Company, The -- 5.95% 5/8/00..........................      4,000,000           3,975,539
  General Electric Capital Corporation -- 6.06% 5/9/00............      1,000,000             993,603
  Walt Disney Company, The -- 6% 5/9/00...........................      1,000,000             993,667
  McGraw-Hill Companies, Inc., The -- 5.9% 5/10/00................      2,000,000           1,987,217
  Walt Disney Company, The -- 6% 5/16/00..........................      1,800,000           1,786,500
State Street Bank Repurchase Agreement -- 4 3/4% 4/3/00
  (Collateralized by U.S. Treasury Bond
  -- 5 7/8% 2000, market value $1,495,973)........................      1,465,000           1,465,193
                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $35,119,495)...................                       $ 35,119,495
                                                                                         ------------

TOTAL INVESTMENTS -- 100.7% (Cost $152,120,742)...................                       $105,827,720
Other assets and liabilities, net -- (0.7)%.......................                           (710,270)
                                                                                         ------------
TOTAL NET ASSETS -- 100%..........................................                       $105,117,450
                                                                                         ============

* Non-income producing security
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the period. Following is a summary of transactions in securities of these affiliates during the six months ended March 31, 2000.

                                         Purchases          Sales          Realized         Dividend
                                          at Cost          at Cost        Gain (Loss)        Income
                                       ------------     ------------     ------------     ------------
     Magellan Health Services, Inc.         --          $    506,752     $   (160,076)          --
     Polymer Group, Inc.                    --             5,932,410        5,008,781        $49,404

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $117,001,247)............................  $70,708,225
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)...........................   35,119,495     $ 105,827,720
                                                                  -----------
  Cash..........................................................                            540
  Receivable for Capital Stock sold.............................                             41
                                                                                  -------------
                                                                                  $ 105,828,301

LIABILITIES
  Payable for:
    Capital Stock repurchased...................................  $   563,195
    Advisory fees and financial services........................       70,656
    Accrued expenses............................................       77,000           710,851
                                                                  -----------     -------------

NET ASSETS .....................................................                  $ 105,117,450
                                                                                  =============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 13,195,606 shares...........                  $   3,298,902
  Additional Paid-in Capital....................................                    276,869,210
  Accumulated net realized loss on investments..................                   (128,718,184)
  Distributions in excess of net investment income..............                        (39,456)
  Unrealized depreciation of investments........................                    (46,293,022)
                                                                                  -------------

NET ASSETS......................................................                  $ 105,117,450
                                                                                  =============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)...................                          $7.97
                                                                                          =====
  Maximum offering price per share
   (100/93.5 of per share net asset value)......................                          $8.52
                                                                                          =====




See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2000

INVESTMENT INCOME
    Interest...........................................................                 $    429,710
    Dividends (including $49,404 from affiliates)......................                      460,386
                                                                                        ------------
                                                                                        $    890,096

EXPENSES
    Advisory fees......................................................  $    493,109
    Transfer agent fees and expenses...................................       128,734
    Financial services.................................................        72,016
    Legal fees.........................................................        27,731
    Directors' fees and expenses.......................................        26,296
    Audit fees.........................................................        25,200
    Registration fees..................................................        16,068
    Reports to shareholders............................................        15,336
    Custodian fees and expenses........................................        13,172
    Insurance..........................................................         3,047
    Other expenses.....................................................         5,010        825,719
                                                                         ------------   ------------
        Net investment income..........................................                 $     64,377
                                                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less).......  $ 65,477,324
    Cost of investment securities sold.................................    87,469,992
                                                                         ------------
        Net realized loss on investments...............................                 $(21,992,668)

Unrealized depreciation of investments:
    Unrealized depreciation at beginning of period.....................  $(45,741,438)
    Unrealized depreciation at end of period...........................   (46,293,022)
                                                                         ------------
        Unrealized depreciation of investments.........................                     (551,584)
                                                                                        ------------

            Net realized and unrealized loss on investments............                 $(22,544,252)
                                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................................................                 $(22,479,875)
                                                                                        ============




See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months Ended                    Year Ended
                                                        March 31, 2000                 September 30, 1999
                                               ------------------------------    ------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income.....................   $      64,377                     $   1,342,155
  Net realized loss on investments..........     (21,992,668)                     (106,200,582)
  Unrealized appreciation (depreciation)
    of investments..........................        (551,584)                       74,545,524
                                               -------------                     -------------
Decrease in net assets
  resulting from operations.................                    $ (22,479,875)                    $ (30,312,903)

Distributions to shareholders from
  net investment income.....................                         (492,741)                       (2,080,683)

Capital Stock transactions:
  Proceeds from Capital Stock sold..........   $     629,810                     $   9,987,650
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions..........         432,066                         1,792,858
  Cost of Capital Stock repurchased              (44,191,798)     (43,129,922)    (194,011,714)    (182,231,206)
                                               -------------    -------------    -------------    -------------
Total decrease in net assets................                    $ (66,102,538)                    $(214,624,792)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $388,908 and $1,127,436................                      171,219,988                       385,844,780
                                                                -------------                     -------------
End of period, including
  undistributed net investment income
  of $388,908 at September 30, 1999.........                    $ 105,117,450                     $ 171,219,988
                                                                =============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold................                           68,928                         1,067,385
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions.............................                           47,066                           201,047
Shares of Capital Stock repurchased.........                       (5,016,293)                      (20,849,919)
                                                                -------------                     -------------
Decrease in Capital Stock
  outstanding...............................                       (4,900,299)                      (19,581,487)
                                                                =============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Six
                                                         Months
                                                          Ended
                                                          March               Year Ended September 30,
                                                            31,      --------------------------------------------------------------
                                                           2000         1999         1998         1997          1996        1995
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value at beginning of period...............   $     9.46   $    10.24   $    15.95   $    16.54   $    14.90   $    14.73
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income..............................   $     0.01   $     0.07   $     0.16   $     0.29   $     0.30   $     0.30
  Net realized and unrealized gain (loss) on
     investment securities...........................        (1.47)       (0.77)       (3.77)        2.30         2.52         1.17
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Total from investment operations.....................   $    (1.46)  $    (0.70)  $    (3.61)  $     2.59   $     2.82   $     1.47
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income...............   $    (0.03)  $    (0.08)  $    (0.20)  $    (0.31)  $    (0.27)  $    (0.29)
  Distributions from net realized
    capital gains....................................           --           --        (1.90)       (2.87)       (0.91)       (1.01)
                                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions................................   $    (0.03)  $    (0.08)  $    (2.10)  $    (3.18)  $    (1.18)  $    (1.30)
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value at end of period.....................   $     7.97      $  9.46   $    10.24   $    15.95   $    16.54   $    14.90
                                                        ==========   ==========   ==========   ==========   ==========   ==========
Total investment return*.............................       (15.48)%      (6.79)%     (24.76)%      17.70%       20.42%       11.11%

Ratios/supplemental data:
Net assets at end of period (in $000's)..............      105,117      171,220      385,845      830,733      683,059      595,917
Ratio of expenses to average net assets..............         1.19%+       1.03%        0.92%        0.86%        0.87%        0.89%
Ratio of net investment income to
  average net assets.................................         0.09%+       0.57%        1.14%        1.84%        1.94%        2.25%
Portfolio turnover rate..............................           34%+         21%          68%         110%         131%         95%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2000 is not annualized.
+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

      Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.  Federal Income Tax

      No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

      Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

      The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

    Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $21,450,120 for the six months ended March 31, 2000. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2000 for federal income tax purposes was $5,149,218 and $51,442,240, respectively. The Fund currently has accumulated net realized losses in the amount of $128,718,184 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2008.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued


any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

    For the six months ended March 31, 2000, the Fund paid aggregate fees of $24,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

    For the six months ended March 31, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,494 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.